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                               SUBSIDIARY GUARANTY

     This SUBSIDIARY GUARANTY, dated as of August 19, 2005 (this "Guaranty"), is by VYTERIS, INC., a Delaware corporation (the "Guarantor"), for and on behalf of each of the entities whose name appears on Exhibit A hereto. Such entities are each referred to herein as an "Investor" and, collectively, as the "Investors". This Guaranty is being executed and delivered by the Guarantor in connection with that certain Securities Purchase Agreement, dated as of August 19, 2005 (the "Securities Purchase Agreement"), between Vyteris Holdings (Nevada), Inc., a Nevada corporation ("Vyteris"), and each Investor. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Guarantor shall directly and indirectly benefit from the transactions contemplated by the Securities Purchase Agreement; and

     WHEREAS, it is a condition to the transactions contemplated by the Securities Purchase Agreement that the Guarantor execute and deliver this Guaranty to the Investors;

     NOW, THEREFORE, in consideration of the foregoing, the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1.   THE GUARANTY.

     1.1. Guaranty of Guaranteed Obligations. Guarantor hereby unconditionally guarantees to each Investor, its successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of any and all indebtedness (whether principal or interest), liabilities and other obligations of Vyteris under the Debentures owned by such Investor now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and to pay all fees, indemnities, costs and expenses (including reasonable attorneys' fees) provided for in this Guaranty (collectively, the "Guaranteed Obligations"). Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty or any other Transaction Document now existing or hereafter arising;
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          (b) the absence of any action to enforce this Guaranty or any other
     Transaction Document, or the waiver or consent by an Investor with respect to any of the provisions thereof;

          (c) the existence, value or condition of, or failure to perfect a Lien (as defined below) against, any collateral ("Collateral") for the Guaranteed Obligations or any action, or the absence of any action, by an Investor in respect thereof (including, without limitation, the release of any such security);

          (d) the insolvency of Vyteris, Guarantor or any other party; or

          (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

it being agreed by Guarantor that its obligations under this Guaranty shall not be discharged until the satisfaction of the Guaranteed Obligations in full. Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations.

     1.2. Demand by Investors. In addition to the terms of the Guaranty set forth in Section 1.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, any of the Guaranteed Obligations is declared to be immediately due and payable by an Investor, then Guarantor shall, upon ten (10) Business Days' notice, pay to such Investor the entire outstanding Guaranteed Obligations due and owing to such Investor. Payment by Guarantor shall be made to such Investor in immediately available Federal funds to an account designated by such Investor or at the address set forth herein for the giving of notice to such Investor or at any other address that may be specified in writing from time to time by such Investor, and shall be credited and applied to the Guaranteed Obligations.

     1.3. Enforcement of Guaranty. In no event shall an Investor have any obligation (although it is entitled, at its option) to proceed against Vyteris or any Collateral before seeking satisfaction from Guarantor, and such Investor may proceed, prior or subsequent to, or simultaneously with, the enforcement of its rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Liens it may have as security for all or any portion of the Guaranteed Obligations.

     1.4. Waiver. Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its Guaranteed Obligations under, or the enforcement by an Investor of, this Guaranty. Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in Vyteris' financial condition or any other fact which might increase the risk to Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be


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in conflict with the terms of this Guaranty. Guarantor represents, warrants and agrees that to its knowledge, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against Vyteris or any Investor. Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against Vyteris or any Investor which may arise in the future.

     1.5. Benefit of Guaranty. The provisions of this Guaranty are for the benefit of each Investor and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between Guarantor and each Investor, the obligations of Guarantor under this Guaranty. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by an Investor to any person or entity, any reference to such Investor herein shall be deemed to refer equally to such person or entity.

     1.6. Modification of Guaranteed Obligations, Etc. Guarantor hereby acknowledges and agrees that each Investor may at any time or from time to time, with or without the consent of, or notice to, Guarantor:

          (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

          (b) take any action under or in respect of any of the other Transaction Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

          (c) amend or modify, in any manner whatsoever, any of the other Transaction Documents in accordance with the terms therein;

          (d) extend or waive the time for Vyteris' performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Debentures or any other Transaction Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which such Investor has been granted a Lien, to secure any Guaranteed Obligations or any other obligations;

          (f) release anyone who may be liable in any manner for the payment of any amounts owed by Guarantor or Vyteris to such Investor; and/or

          (g) apply any sums by whomever paid or however realized to any amounts owing by Guarantor or Vyteris to such Investor in such manner as such Investor shall determine in its discretion;

and such Investor shall not incur any liability to Guarantor as a result thereof, and no such action shall impair or release the Guarantor or any of the Guaranteed Obligations under this Guaranty.


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     1.7. Deferral of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty or any other Transaction Document, Guarantor hereby:

          (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the satisfaction of the Guaranteed Obligations in full, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any person or entity, and which Guarantor may have or hereafter acquire against Vyteris in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which such Guarantor is a party or otherwise; and

          (b) acknowledges and agrees (i) that this waiver is intended to benefit each Investor and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability of this Guaranty, and (ii) that each Investor and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 1.7 and their rights under this Section 1.7 shall survive payment in full of the Guaranteed Obligations.

     1.8. Election of Remedies. If an Investor may, under applicable law, proceed to realize benefits under the Transaction Documents giving such Investor a Lien upon any Collateral, either by judicial foreclosure or by non-judicial sale or enforcement, such Investor may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, an Investor shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against Guarantor or Vyteris, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantor hereby consents to such action by such Investor and waives any claim based upon such action, even if such action by such Investor shall result in a full or partial loss of any rights of subrogation which Guarantor might otherwise have had but for such action by such Investor. Any election of remedies which results in the denial or impairment of the right of an Investor to seek a deficiency judgment against Guarantor or Vyteris shall not impair, reduce or limit Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event an Investor shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Transaction Documents, such Investor may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by such Investor but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Investor making such bid might otherwise be entitled but for such bidding at any such sale.


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2.   REPRESENTATIONS AND WARRANTIES.

     2.1 Organization, Good Standing. Guarantor is duly and validly organized, validly existing and in good standing under the laws of its formation and has all requisite power and authority to carry on its business as now conducted.

     2.2 Authorization; Consents. Guarantor has the requisite power and authority to enter into and perform its obligations under this Guaranty. All action on the part of Guarantor necessary for the authorization, execution and delivery of, and the performance of its obligations under, this Guaranty has been taken, and no further consent or authorization of Guarantor, its board of managers, members, or to its knowledge any governmental authority or organization, or any other person or entity is required in connection therewith.

     2.3 Due Execution; Enforceability. This Guaranty has been duly executed and delivered by Guarantor. This Guaranty constitutes the valid and legally binding obligation of Guarantor, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     2.4 No Conflict with Other Instruments. The execution, delivery and performance of this Guaranty will not result in any material violation of any provisions of Guarantor's articles of organization, operating agreement or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its assets or properties are bound, or in any violation of any provision of any laws, regulations or permits applicable to Guarantor or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any material provision, instrument or contract or an event which results in the creation of any Lien upon any assets of Guarantor.

3.   FURTHER ASSURANCES.

     Guarantor agrees, upon the written request of an Investor, to execute and deliver to such Investor, from time to time, any additional instruments or documents reasonably considered necessary by such Investor to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

4.   REINSTATEMENT.

     This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Guarantor or Vyteris for liquidation or reorganization, should Guarantor or Vyteris become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Guarantor's or Vyteris' assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In


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the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

5.   MISCELLANEOUS.

     5.1 Survival; Severability. In the event that any provision of this Guaranty becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Guaranty shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Guaranty to the parties.

     5.2 Successors and Assigns. The terms and conditions of this Guaranty shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Guaranty, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Guaranty, except as expressly provided in this Guaranty. Each Investor may assign its rights and obligations hereunder in connection with any private sale or transfer of the Debentures, in which case the term "Investor" shall also be deemed to refer to such transferee. Guarantor may not assign its obligations under this Guaranty.

     5.3 Independent Nature of Investors' Rights. The rights of each Investor hereunder are separate and apart from the rights of the other Investors hereunder. Except with respect to an Investor that is an Affiliate of another Investor, each Investor has been represented by its own separate counsel in connection with this Guaranty, shall be entitled to protect and enforce its rights hereunder individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

     5.4 Governing Law; Jurisdiction. This Guaranty shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Guarantor at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     5.5 Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration


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rules), the parties desire that disputes arising hereunder or relating hereto be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to resolve any dispute, whether sounding in contract, tort, or otherwise, among Guarantor and any Investor arising out of, connected with, related to, or incidental to the relationship established in connection with, this Guaranty or the transactions related hereto.

     5.6 Headings. The headings used in this Guaranty are used for convenience only and are not to be considered in construing or interpreting this Guaranty.

     5.7 Notices. Any notice, demand or request required or permitted to be given by Guarantor or any Investor pursuant to the terms of this Guaranty shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day and (ii) on the next Business Day after timely delivery to an overnight courier, addressed as follows:

         If to Guarantor:

         Vyteris, Inc.
         13-01 Pollitt Drive
         Fair Lawn, NJ 07410
         Attn: Chief Financial Officer
         Tel:  201-703-2299
         Fax:  201-703-2295

         with a copy to:

         Lowenstein Sandler PC
         65 Livingston Avenue
         Roseland, New Jersey 07068
         Attn: Peter H. Ehrenberg, Esq.
         Tel:  973-597-2350
         Fax:  973-597-2351

and if to any Investor, to such address for such Investor as shall appear on the signature page to the Securities Purchase Agreement executed by such Investor, or as shall be designated by such Investor in writing to Guarantor in accordance with this Section 5.7.

     5.8 Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between the parties with regard to the subject matter hereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Guaranty nor any term hereof may be amended or waived except pursuant to a written instrument executed by Guarantor and the holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Debentures then outstanding are convertible


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(without regard to any limitation on such conversion), and no provision hereof may be waived other than by a written instrument signed by the holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Debentures then outstanding are convertible (without regard to any limitation on such conversion). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.9 No Waiver; Cumulative Remedies. No Investor shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. No failure to exercise, nor any delay in exercising on the part of an Investor, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     5.10 Limitation By Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.


                          [Signature on Following Page]



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     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first-above written.

VYTERIS, INC.


By: /s/ Michael McGuinness
    --------------------------------
    Name:  Michael McGuinness
    Title: Chief Financial Officer
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                                                                       Exhibit A


                                    Investors

                   SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC
                   SATELLITE STRATEGIC FINANCE PARTNERS, LTD.
                           PALISADES MASTER FUND, L.P.
                               QUBIT HOLDINGS LLC